Fixed Assets, Net	6 Months Ended
Jun. 30, 2018
Fixed Assets, Net
Fixed Assets, Net

4Fixed assets, net

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $378.2 million as of June 30, 2018 and as of December 31, 2017. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap rates. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.